Statements of Changes in Net Assets Available for Benefits - Employees' Profit Sharing and 401(k) Plan - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Dividend and interest income	$ 11,117,850	$ 10,437,194
Net appreciation in fair value of investments	47,387,261	48,158,696
Total investment income	58,505,111	58,595,890
Participant contributions	42,344,175	45,071,584
Rollover contributions	3,986,463	6,177,504
Employer contributions	6,994,217	7,799,735
Interest from notes receivable from participants	2,122,299	1,803,223
Total Additions	113,952,265	119,447,936
Deductions
Distributions to participants	(106,505,250)	(68,844,827)
Administrative expenses	(463,863)	(496,962)
Total Deductions	(106,969,113)	(69,341,789)
Net increase	6,983,152	50,106,147
Net assets available for benefits at beginning of year	784,703,684	734,597,537
Net assets available for benefits at end of year	$ 791,686,836	$ 784,703,684